CLEARWATER INVESTMENT TRUST

CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE PROSPECTUS (“PROSPECTUS”)

DATED APRIL 29, 2022, AS SUPPLEMENTED

The date of this Supplement is July 8, 2022.

There have been certain changes to the portfolio managers for the Clearwater International Fund (“International Fund”). Specifically, effective immediately, Jon Tringale of WCM Investment Management, LLC (“WCM”) now serves as a portfolio manager of the International Fund. Further, effective immediately, Joseph Vari of Artisan Partners Limited Partnership (“Artisan Partners”) no longer serves as a portfolio manager of the International Fund and Benjamin L. Herrick of Artisan Partners now serves as a portfolio manager of the International Fund. Mr. Herrick does not have direct management responsibilities or final decision making authority with respect to the International Fund’s investments.

Accordingly, effective immediately, the Prospectus is amended as follows.

1. The row corresponding to WCM in the section titled “Summary Section – Clearwater International Fund – Fund Adviser and Portfolio Managers” is deleted and replaced with the following:

Subadvisers	Portfolio Managers	Period of Service
WCM

Paul Black, President and Portfolio Manager

Peter Hunkel, Portfolio Manager and Business Analyst

Mike Trigg, Portfolio Manager and Business Analyst

Sanjay Ayer, CFA, Portfolio Manager

Greg Ise, CFA, Portfolio Manager

Jon Tringale, Portfolio Manager

Messrs. Black, Hunkel, and Trigg have been portfolio managers of the Fund since 2012. Messrs. Ayer and Ise have been portfolio managers of the Fund since 2019. Mr. Tringale has been a portfolio manager of the Fund since 2022.

2. The following rows are added in the section titled “Management – The Portfolio Managers”:

Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience
International Fund	Artisan Partners	Benjamin L. Herrick, CFA[1]	2022

Benjamin L. Herrick joined Artisan Partners in December 2015 as an analyst and became an associate portfolio manager in July 2022. Benjamin L. Herrick holds a bachelor’s degree in economics from Claremont McKenna College and a master’s degree in business administration from UCLA Anderson School of Management.

International Fund	WCM	Jon Tringale	2022	Portfolio Manager at WCM. He joined WCM in 2015.
[1]	Mr. Herrick does not have direct management responsibilities or final decision making authority with respect to the International Fund’s investments.

3. All references to Mr. Vari in the Prospectus are deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CLEARWATER INVESTMENT TRUST

CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED APRIL 29, 2022, AS SUPPLEMENTED

The date of this Supplement is July 8, 2022.

There have been certain changes to the portfolio managers for the Clearwater International Fund (“International Fund”). Specifically, effective immediately, Jon Tringale of WCM Investment Management, LLC (“WCM”) now serves as a portfolio manager of the International Fund. Further, effective immediately, Joseph Vari of Artisan Partners Limited Partnership (“Artisan Partners”) no longer serves as a portfolio manager of the International Fund and Benjamin L. Herrick of Artisan Partners now serves as a portfolio manager of the International Fund. Mr. Herrick does not have direct management responsibilities or final decision making authority with respect to the International Fund’s investments.

Accordingly, effective immediately, the SAI is amended as follows.

1. The following row is added to the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Other Accounts the Portfolio Managers are Managing”:

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager
Jon Tringale*	International Fund

Other Registered Investment Companies: 19 funds with approximately $27.8 billion in assets.

Other Pooled Investment Vehicles: 31 pools with approximately $9.7 billion in assets, including 3 pools with a performance based fee and approximately $529 million in assets.

Other Accounts: 574 accounts with approximately $36.9 billion in assets, including 8 accounts with a performance based fee and approximately $1.4 billion in assets.

* Data for this portion of the table is as of April 30, 2022.

2. The row corresponding to WCM’s portfolio managers of the International Fund in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Conflicts of Interest” is deleted and replaced with the following:

Portfolio Manager	Fund	Conflict of Interest
Paul Black Peter Hunkel Mike Trigg Sanjay Ayer, CFA Greg Ise, CFA Jon Tringale	International Fund

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, WCM will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the WCM’s trade allocation policy.

3. The row corresponding to WCM’s portfolio managers of the International Fund in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Compensation Structure” is deleted and replaced with the following:

Portfolio Manager	Fund	Compensation Structure
Paul Black Peter Hunkel Mike Trigg Sanjay Ayer, CFA Greg Ise, CFA Jon Tringale	International Fund

Compensation for WCM portfolio management personnel consists of a salary with a possible bonus, fee-share, and ownership component. Salary levels are based on the individual’s degree of industry tenure, experience, and responsibilities at the firm. The bonus component is discretionary based on the portfolio manager’s individual performance and the overall performance of WCM, taking into account both qualitative and quantitative performance measures in the management of their funds, other responsibilities, and other firm factors, including, assets under management and company profitability. Portfolio managers may share in the revenue generated by the investment strategy for which they are responsible. Finally, portfolio managers may also receive long-term incentive bonus in the form of shares of the firm.

Portfolio managers are also eligible to participate in a 401(k) program which has a company match that includes a contribution based on the profitability of the firm.

4. The following row is added to the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Share Ownership by Portfolio Managers”:

Portfolio Manager	Fund	Ownership
Jon Tringale*	International Fund	A

* Data for this portion of the table is as of June 30, 2022.

5. All references to Mr. Vari in the SAI are deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE